Execution Version - Exhibit 10.1
TWELFTH AMENDMENT TO
CREDIT AGREEMENT
THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 25, 2022, by and among RILEY EXPLORATION PERMIAN, INC., a Delaware corporation (“Parent”), RILEY EXPLORATION - PERMIAN, LLC, a Delaware limited liability company (the “Borrower”), each of the Lenders which is signatory hereto, and TRUIST BANK, successor by merger to SunTrust Bank, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”) and as Issuing Bank under the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, Parent, the Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2017, as amended by that certain First Amendment to Credit Agreement dated as of February 27, 2018, that certain Second Amendment to Credit Agreement dated as of November 9, 2018, that certain Third Amendment to Credit Agreement dated as of April 3, 2019, that certain Fourth Amendment to Credit Agreement dated as of October 15, 2019, that certain Fifth Amendment to Credit Agreement dated as of May 7, 2020, that certain Sixth Amendment to Credit Agreement dated as of August 31, 2020, that certain Seventh Amendment and Consent to Credit Agreement dated as of October 21, 2020, that certain Eighth Amendment to Credit Agreement dated as of March 5, 2021, that certain Ninth Amendment to Credit Agreement dated as of May 5, 2021, that certain Tenth Amendment to Credit Agreement dated as of October 12, 2021, and that certain Eleventh Amendment to Credit Agreement dated as of April 29, 2022 (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Borrower;
WHEREAS, Parent and the Borrower have requested that the Lenders amend the Existing Credit Agreement as set forth below; and
WHEREAS, subject to the terms and conditions hereof, the Lenders are willing to agree to the amendments to the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:
SECTION a.Definitions. Unless otherwise defined in this Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. The interpretive provisions set forth in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall apply to this Amendment.
SECTION b.Amendments to Existing Credit Agreement. Effective on the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(i)Section 1.1 of the Existing Credit Agreement is amended by inserting the following definition in proper alphabetical order:
“Twelfth Amendment Effective Date” means October 25, 2022.”

(ii)The following definitions in Section 1.1 of the Existing Credit Agreement are hereby amended and restated in their respective entireties as follows:
“Aggregate Elected Commitment Amount” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.7(d).
4854-6460-0629

Exhibit 10.1
As of the Twelfth Amendment Effective Date, the Aggregate Elected Commitment Amount is $225,000,000.”

“Aggregate Maximum Loan Amount” shall mean $500,000,000. As of the Twelfth Amendment Effective Date, the Aggregate Maximum Loan Amount is as set forth on Schedule II.”

(iii)Section 2.4(a) of the Existing Credit Agreement is amended to replace each reference to “Eleventh” with “Twelfth” and “$200,000,000” with “$225,000,000”.
(iv)Section 2.4(b) of the Existing Credit Agreement is amended and restated in its entirety as follows:
“(b)    Scheduled and Interim Redeterminations. Following the Twelfth Amendment Effective Date, the Borrowing Base shall be redetermined semi-annually on each April 1 and October 1, beginning on April 1, 2023 (each, a “Scheduled Redetermination”). In addition, the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof, each elect to cause the Borrowing Base to be redetermined one time during each of the following periods: (A) between the Twelfth Amendment Effective Date and the April 1, 2023 Scheduled Redetermination and (B) starting with the April 1, 2023 Scheduled Redetermination, during any six month period between Scheduled Redeterminations (each, an “Interim Redetermination”), in accordance with this Section 2.4.”

(v)Section 2.4(d)(i) of the Existing Credit Agreement is amended to replace “February 1 or August 1” with “April 1 or October 1”.
(vi)Section 5.1(a) of the Existing Credit Agreement is amended to replace “September 30, 2021” with “December 31, 2022”.
(vii)Section 5.1(b) of the Existing Credit Agreement is amended to replace “December 31, 2017” with “September 30, 2022”.
(viii)Section 5.13(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:
    “(a)    On or before March 1 and September 1 of each year, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the Oil and Gas Properties evaluated by such Reserve Report of Parent and its Subsidiaries as of the immediately preceding January 1 (with respect to the Reserve Report due March 1) and July 1 (with respect to the Reserve Report due September 1). The Reserve Report due March 1 of each year shall be prepared by one or more Approved Petroleum Engineers, and the Reserve Report due September 1 of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the Reserve Report most recently prepared by the Approved Petroleum Engineers.”
(ix)Schedule II to the Existing Credit Agreement is amended and restated in its entirety to read as set forth on Schedule II to this Amendment.
SECTION a.Borrowing Base and Aggregate Elected Commitment Amount. Effective on the Amendment Effective Date, the Borrowing Base is increased to $225,000,000 until the next redetermination or adjustment thereof pursuant to the Credit Agreement. The Borrowing Base redetermination provided for by this Amendment is the Scheduled Redetermination for August 1, 2022. This Amendment shall serve as a New Borrowing Base Notice under the Credit Agreement. The Borrower desires to set the Aggregate Elected Commitment Amount of the Lenders at $225,000,000. The Borrower, Administrative Agent and the Lenders agree that, (a) effective on the Amendment Effective Date, $225,000,000 shall be the Aggregate Elected Commitment Amount under the Credit Agreement and each Lender’s Elected Commitment shall be as set forth on Schedule II to this Amendment and (b) notwithstanding the specific requirements of Section 2.7(d) of the Credit Agreement, this Amendment

Exhibit 10.1
satisfies the requirements of Section 2.7(d) of the Credit Agreement for setting the Aggregate Elected Commitment Amount.
SECTION b.Reallocation of Maximum Loan Amount. Effective on the Amendment Effective Date, Administrative Agent, the Borrower, the Lenders and Issuing Bank consent to the following: (a) the reallocation of the Maximum Loan Amounts so that each Lender’s Maximum Loan Amount, Elected Commitment and Pro Rata Share is as set forth on Schedule II to this Amendment and (b) the reallocation of the participations in Letters of Credit in accordance with each Lender’s Pro Rata Share as set forth on Schedule II to this Amendment. On the Amendment Effective Date, after giving effect to such reallocation, the Maximum Loan Amount, Elected Commitment and Pro Rata Share of each Lender shall be as set forth on Schedule II to this Amendment. The reallocation of the Maximum Loan Amounts among the Lenders party hereto shall be deemed to have been consummated on the Amendment Effective Date pursuant to the terms of the Assignment and Acceptance attached as Exhibit A to the Credit Agreement as if the Lenders had executed an Assignment and Acceptance with respect to such reallocations. The Administrative Agent hereby waives the $3,500.00 processing fee set forth in Section 10.4(b)(iv)(B) of the Credit Agreement with respect to the reallocations contemplated by this Section 4.
SECTION c.Conditions of Effectiveness.
(x)This Amendment shall become effective as of the date (the “Amendment Effective Date”) that each of the following conditions precedent shall have been satisfied (or waived in accordance with Section 10.2 of the Credit Agreement):
(1)The Administrative Agent shall have received (which may be by electronic transmission), in form and substance satisfactory to the Administrative Agent, a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Bank, the Lenders, Parent and the Borrower (which may be by PDF transmission);
(2)Each of the representations and warranties set forth in Section 6 of this Amendment shall be true and correct; and
(3)Borrower shall have paid all fees and expenses due and owing to the Lenders, the Administrative Agent and the Sole Lead Arranger on or prior to the Amendment Effective Date pursuant to the terms of this Amendment (including, but not limited to, reasonable attorneys’ fees of counsel to the Administrative Agent (but limited to one primary outside counsel for the Administrative Agent and Sole Lead Arranger)) and any fee letter agreed upon in writing by the Borrower, the Administrative Agent and the Sole Lead Arranger.
(xi)Without limiting the generality of the provisions of Sections 3.1 and 3.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in Section 5(a), each Lender that has signed this Amendment (and its permitted successors and assigns) shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
SECTION a.Representations and Warranties. Parent and the Borrower each represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:
(xii)It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.
(xiii)The Credit Agreement, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which Parent, Borrower or any other Loan Party is a party constitute the valid and binding obligations of Parent,

Exhibit 10.1
the Borrower and such Loan Party, as applicable, enforceable against Parent, the Borrower and such Loan Party, as applicable, in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(xiv)This Amendment does not and will not violate any provisions of any limited liability company agreement, bylaws and other organizational and governing documents of Parent, the Borrower or any other Loan Party.
(xv)No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents is required in connection with the execution, delivery or performance by, or enforcement against, Parent, the Borrower or any other Loan Party of this Amendment.
(xvi)At the time of and immediately after giving effect to this Amendment, the representations and warranties of Parent, the Borrower and each other Loan Party contained in Article IV of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except that any representation and warranty which by its terms is made as of a specified date shall be required to be so true and correct in all material respects only as of such specified date.
(xvii)At the time of and immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall exist and be continuing.
(xviii)Since September 30, 2021, no Material Adverse Effect has occurred and is continuing or could reasonably be expected to have occurred and be continuing.
SECTION d.Miscellaneous.
(xix)Reference to the Credit Agreement. Upon the effectiveness hereof, on and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Existing Credit Agreement as amended hereby.
(xx)Effect on the Credit Agreement; Ratification. Except as specifically amended or modified by this Amendment, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. By its acceptance hereof, Parent and the Borrower hereby each ratifies and confirms each Loan Document to which it is a party in all respects, after giving effect to the amendments set forth herein.
(xxi)Extent of Amendments. Except as otherwise expressly provided herein, the Existing Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Parent and the Borrower hereby each ratifies and confirms that (i) except as expressly amended or modified hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Existing Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.
(xxii)Loan Documents. The Loan Documents, as such may be amended or modified in accordance herewith, are and remain valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. This Amendment is a Loan Document.
(xxiii)Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this

Exhibit 10.1
Amendment, Parent and the Borrower each represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff exercisable by it or any other Loan Party, except pursuant to the terms of the Credit Agreement and Loan Documents, if any, to the payment of any Obligations of Parent, the Borrower or any other Loan Party to Administrative Agent, Issuing Bank or any Lender.
(xxiv)Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.
(xxv)Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.
(xxvi)Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.
SECTION b.NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, THE BORROWER, THE OTHER LOAN PARTIES, ADMINISTRATIVE AGENT, ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.
SECTION c.No Waiver. Parent and the Borrower each hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Bank or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Bank or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.
Signatures Pages Follow

Exhibit 10.1
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

RILEY EXPLORATION PERMIAN, LLC,
as Borrower

By:	/s/Philip Riley
Name: Philip Riley
Title: Chief Financial Officer

PARENT:

RILEY EXPLORATION PERMIAN, INC.,
as Parent

By:	/s/Philip Riley
Name: Philip Riley
Title: Chief Financial Officer

Signature Page to Twelfth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

ADMINISTRATIVE AGENT, ISSUING BANK, AND LENDER:

TRUIST BANK, SUCCESSOR BY MERGER TO SUNTRUST BANK,
as Administrative Agent, as Issuing Bank and as a Lender

By:	/s/ Benjamin L. Brown
Name: Benjamin L. Brown
Title: Director
Signature Page to Twelfth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

FIRST HORIZON BANK, a Tennessee State Bank,
as a Lender

By:	/s/ Moni Collins
Name: Moni Collins
Title: SVP - Energy Lending

Signature Page to Twelfth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as a Lender

By:	/s/ Matt Lang
Name: Matt Lang
Title: Senior Vice President - Amegy Division

Signature Page to Twelfth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

MIDFIRST BANK,
as a Lender

By:	/s/ Jed Ferguson
Name: Jed Ferguson
Title: Senior Vice President

Signature Page to Twelfth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Senior Vice President

Signature Page to Twelfth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

Exhibit 10.1

COMERICA BANK,
as a Lender

By:	/s/ Robert Kret
Name: Robert Kret
Title: Vice President

Signature Page to Twelfth Amendment to Credit Agreement
Riley Exploration - Permian, LLC

SCHEDULE II - Exhibit 10.1

Pro Rata Shares, Elected Commitments and Maximum Loan Amounts

Lender	Pro Rata Share	Elected Commitment	Maximum Loan Amount
Truist Bank	24.583333333%	$55,312,500.00	$122,916,666.67
First Horizon Bank	18.750000000%	$42,187,500.00	$93,750,000.00
U.S. Bank National Association	16.666666667%	$37,500,000.00	$83,333,333.33
Zions Bancorporation, N.A. dba Amegy Bank	15.555555556%	$35,000,000.00	$77,777,777.78
Comerica Bank	13.333333333%	$30,000,000.00	$66,666,666.67
MidFirst Bank	11.111111111%	$25,000,000.00	$55,555,555.55
TOTAL	100.0%	$225,000,000.00	$500,000,000.00

Schedule II to Credit Agreement